OTHER ASSETS	9 Months Ended
Sep. 30, 2012
OTHER ASSETS
5.	OTHER ASSETS

Other assets consisted of the following at the dates indicated:

	September 30, 2012	December 31, 2011
Debt service accounts(1)	$28,530	$—
Receivables from related parties(2)	3,232	—
Prepaid expenses and debt issuance costs, net(3)	10,942	—
Interest-earning collateral deposits(4)	2,630	—
Other(5)	—	2,860

	$45,334	$2,860

(1)	Under our advance funding facility, we are contractually required to remit collections on pledged advances to the trustee within two days of receipt. We do not use the collected funds to reduce the related match funded debt until the payment dates specified in the indenture. The balance also includes amounts that we set aside to provide for possible shortfalls in the funds available to pay certain expenses and interest.
(2)	See Note 13 for more information regarding our related party transactions.
(3)	Costs at September 30, 2012 relate to match funded liabilities. We amortize these costs to the earlier of the scheduled amortization date, contractual maturity date or prepayment date of the debt.
(4)	Represents cash collateral held by the counterparty to our interest rate swap agreement as of September 30, 2012.
(5)	At December 31, 2011, Other primarily included $2,777 of deferred offering costs. When we completed the IPO in March 2012, and the subsequent over-allotment exercise, we charged these costs (along with additional deferred offering costs of $1,154 incurred in 2012) to additional paid-in capital reducing the gross proceeds from the IPO to an amount net of offering costs.